Exhibit 10.35

ENDORSEMENT NO. 1

to the

PROPERTY CATASTROPHE OVERLYING EXCESS OF LOSS

REINSURANCE CONTRACT

between

STATE AUTOMOBILE MUTUAL INSURANCE COMPANY

MILBANK INSURANCE COMPANY

STATE AUTO NATIONAL INSURANCE COMPANY

STATE AUTO INSURANCE COMPANY OF WISCONSIN

FARMERS CASUALTY INSURANCE COMPANY

STATE AUTO INSURANCE COMPANY OF OHIO

MERIDIAN SECURITY INSURANCE COMPANY

MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY

STATE AUTO FLORIDA INSURANCE COMPANY

BEACON NATIONAL INSURANCE COMPANY

FIRST PREFERRED INSURANCE COMPANY

PETROLIA INSURANCE COMPANY

BEACON LLOYDS INSURANCE COMPANY

(the “Company”)

and

STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY

(the Subscribing “Reinsurer”)

IT IS HEREBY AGREED that effective January 1, 2008, the Contract shall be amended as follows:

1.	The following are added as reinsured companies, as parties to the Contract and shall hereinafter be included in the definition of “Company”:

a.	PATRONS MUTUAL INSURANCE COMPANY OF CONNECTICUT

b.	LITCHFIELD MUTUAL FIRE INSURANCE COMPANY

c.	PATRONS FIRE INSURANCE COMPANY OF RHODE ISLAND

d.	PROVISION STATE INSURANCE COMPANY.

2.	Exhibit A is revised and attached hereto to reflect premiums for the newly reinsured companies.

3.	ARTICLE X – NOTICE OF LOSS AND LOSS SETTLEMENT is deleted in its entirety and the following substituted therefor:

“The Company shall adjust, settle, or compromise all claims and losses hereunder.

All loss settlements by the Company which comply with the terms hereof shall be unconditionally binding upon the Reinsurer.

The Company shall advise the Reinsurer promptly of all claims and any subsequent developments pertaining thereto, which may, in the Company’s opinion, develop into losses involving Reinsurance hereunder. Inadvertent omission or oversight in dispatching such advices shall in no way affect the liability of the Reinsurer under this Contract provided the Company informs the Reinsurer of such omission or oversight promptly upon its discovery.

The Company shall submit a proof of loss within 30 days after the end of the calendar quarter in which it paid a covered loss. The Reinsurer shall tender all loss payments within 45 days after receipt of satisfactory proof of loss.”

4.	ARTICLE XI - PREMIUM is deleted in its entirety and the following substituted therefor:

“The premium to be paid to the Reinsurer, as shown in Exhibit A, is payable in equal quarterly installments within 45 days after the end of each such calendar quarter. Each company’s premium will be proportional to its share of subject premium.”

5.	Notwithstanding the effective date referenced above, the following parties are deleted from the definition of “Company” effective December 18, 2007 upon their dissolution:

a.	FIRST PREFERRED INSURANCE COMPANY

b.	PETROLIA INSURANCE COMPANY.

Except as amended herein, the provisions of this Contract shall remain otherwise unchanged.

IN WITNESS WHEREOF, the parties hereto by their authorized representative have executed this Endorsement No. 1 as of the date first written above:

STATE AUTO PROPERTY AND CASUALTY INSURANCE COMPANY

By
Title	Vice President, CFO

STATE AUTOMOBILE MUTUAL INSURANCE COMPANY

MILBANK INSURANCE COMPANY

STATE AUTO NATIONAL INSURANCE COMPANY

STATE AUTO INSURANCE COMPANY OF WISCONSIN

FARMERS CASUALTY INSURANCE COMPANY

STATE AUTO INSURANCE COMPANY OF OHIO

MERIDIAN SECURITY INSURANCE COMPANY

MERIDIAN CITIZENS MUTUAL INSURANCE COMPANY

STATE AUTO FLORIDA INSURANCE COMPANY

BEACON NATIONAL INSURANCE COMPANY

BEACON LLOYDS INSURANCE COMPANY

PATRONS MUTUAL INSURANCE COMPANY OF CONNECTICUT

LITCHFIELD MUTUAL FIRE INSURANCE COMPANY

PATRONS FIRE INSURANCE COMPANY OF RHODE ISLAND

PROVISION STATE INSURANCE COMPANY

By
Title	Treasurer

EXHIBIT A - Revised January 1, 2008

State Automobile Mutual Insurance Company

Milbank Insurance Company

State Auto National Insurance Company

State Auto Insurance Company of Wisconsin

Farmers Casualty Insurance Company

State Auto Insurance Company of Ohio

Meridian Security Insurance Company

Meridian Citizens Mutual Insurance Company

State Auto Florida Insurance Company

Beacon National Insurance Company

First Preferred Insurance Company

Petrolia Insurance Company

Beacon Lloyds Insurance Company

Patrons Mutual Insurance Company of Connecticut

Litchfield Mutual Fire Insurance Company

Patrons Fire Insurance Company of Rhode Island

Provision State Insurance Company

PROPERTY CATASTROPHE OVERLYING EXCESS OF LOSS REINSURANCE CONTRACT

FOR THE PERIOD

12:01 A.M., EASTERN TIME, JULY 1, 2007

THROUGH

12:01 A.M., EASTERN TIME, JULY 1, 2008

PREMIUM CALCULATION

Subject Premium Basis - July 1, 2006 through March 31, 2007

Annual Statement Line			Mutual	Milbank	National	SAIC of Wisconsin	Farmers	SAIC of Ohio	Meridian Security	Meridian Citizens Mutual	State Auto Florida	Beacon*	Sub-Total
1.0	@	100%	20,998,619	544,199	0	221,970	263,665	1,230,786	3,047,547	508,773	465,995	1,231,599	28,513,153
2.1	@	100%	13,690,523	402,213	0	126,394	316,637	745,121	1,490,907	11,116	726,082	1,728,758	19,237,751
3.0	@	65%	0	0	0	0	0	0	0	9,386,287	0	937,823	10,324,110
4.0	@	65%	32,508,920	9,515,041	0	4,081,306	1,217,305	1,503,788	6,110,275	0	2,112,436	7,965,844	65,014,915
5.0	@	50%	9,293,684	854,886	0	0	534,189	0	1,013,931	0	1,132,730	1,728,758	14,558,178
8.0	@	90%	170,554	220	0	469	1,304	151,158	24,297	0	55,072	0	403,074
9.0	@	100%	9,137,717	982,159	0	403,655	92,445	153,372	743,400	0	331,882	361,570	12,206,200
12.0	@	100%	1,690,139	10,759	0	1,802	10,554	37,270	460,012	154,826	171	0	2,365,533
21.1	@	50%	20,758,665	4,986,626	3,954,261	3,315,035	1,470,715	862,218	3,461,294	0	0	2,643,982	41,452,796
21.2	@	50%	4,741,875	186,043	0	0	47,237	0	257,323	305,943	50	485,860	6,024,331

			112,990,696	17,482,146	3,954,261	8,150,631	3,954,051	4,683,713	16,608,986	10,366,945	4,824,418	17,084,194	200,100,041
Percent of Total			56.5%	8.7%	2.0%	4.1%	2.0%	2.3%	8.3%	5.2%	2.4%	8.5%	100.0%
Annual Premium			2,011,400	309,720	71,200	145,960	71,200	81,880	295,480	185,120	85,440	302,600	3,560,000
Quarterly Installment			502,850	77,430	17,800	36,490	17,800	20,470	73,870	46,280	21,360	75,650	890,000

													Sub-Total
Annual Premium / Subject Premium:													1.7791%

Annual Statement Line	Patrons Mutual	Litchfield	Patrons Fire	Provision State
1.0 @ 100%	1,886,945	101,692	0	0
2.1 @ 100%	1,276,795	11,299	0	0
3.0 @ 65%	666,645	892,626	0	0
4.0 @ 65%	10,203,060	11,299	0	0
5.0 @ 50%	4,225,852	158,187	0	0
8.0 @ 90%	0	0	0	0
9.0 @ 100%	463,262	67,794	0	0
12.0 @ 100%	0	0	0	0
21.1 @ 50%	1,028,215	0	0	0
21.2 @ 50%	0	0	0	0

	19,750,774	1,242,897	0	0

Semi-Annual Premium:	175,694	11,056	0	0
Quarterly Installment:	87,847	5,528	0	0

	Patrons Mutual	Litchfield	Patrons Fire	Provision State
Rate as % of Subject Premium:	1.7791%	1.7791%	1.7791%	1.7791%

*	“Beacon” includes Beacon National, First Preferred, Petrolia and Beacon Lloyds Insurance Companies.